Execution Copy

                         STANDSTILL AND VOTING AGREEMENT

      THIS STANDSTILL and VOTING AGREEMENT (this "Agreement") is made and entered into as of April 26, 2002, by and between Genta Incorporated (the "Company") and Garliston Limited, an Irish limited company (the "Stockholder").

                              W I T N E S S E T H :

      WHEREAS, the Company and the Stockholder have entered into an Ex-U.S. Commercialization Agreement dated as of April 26, 2002 (the "Ex-U.S. Commercialization Agreement"), pursuant to which the Company has granted the Stockholder certain commercialization rights outside the United States;

      WHEREAS, the Company and Aventis Pharmaceuticals Inc., a Delaware corporation ("API") have entered into a U.S. Commercialization Agreement (the "U.S. Commercialization Agreement"), pursuant to which the Company has granted API certain development and U.S. commercialization rights (the U.S. Commercialization Agreement and the Ex-U.S. Commercialization Agreement are collectively referred to herein as the "Commercialization Agreements");

      WHEREAS, the Company and the Stockholder have entered into a Convertible Note Purchase Agreement dated as of April 26, 2002 (the "Note Purchase Agreement"), pursuant to which the Stockholder has agreed to make available to the Company, subject to the achievement of certain milestones, up to $75 million in exchange for Convertible Promissory Notes (the "Notes") of the Company;

      WHEREAS, the Company and the Stockholder have entered into a Securities Purchase Agreement dated as of April 26, 2002 (the "Purchase Agreement"), pursuant to which the Stockholder has agreed, at the option of the Company, to acquire shares of the Company's Common Stock (the "Common Stock"); and

      WHEREAS, the Company and the Stockholder have entered into a Registration Rights Agreement dated as of April 26, 2002 (the "Registration Rights Agreement"), pursuant to which the Company has agreed to grant certain registration rights to the Stockholder; and

      WHEREAS, as a condition to consummating the Purchase Agreement, the Commercialization Agreements, the Note Purchase Agreement, the Registration Rights Agreement and the execution of the Notes (collectively, the "Transaction Documents") the Stockholder has agreed to enter into this Agreement with the Company.

      NOW, THEREFORE, in consideration of the covenants set forth herein, and for other good and valuable consideration, intending to be legally bound hereby, the parties agree as follows:


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      1. Definitions. For purposes of this Agreement, capitalized terms not otherwise defined herein shall have the meanings set forth below:

            (a) "Acquisition" shall mean any consolidation or merger of the Company with or into any other corporation or other entity or person, or any sale or other corporate reorganization, in which fifty percent (50%) or more of the Company's voting power is transferred, excluding any consolidation or merger effected exclusively to change the domicile of the Company.

            (b) "Affiliate" shall have the meaning set forth in Rule 12b-2 of the rules and regulations promulgated under the Exchange Act (defined below); provided, however, that for purposes of this Agreement, the Stockholder and its Affiliates, on the one hand, and the Company and its Affiliates, on the other hand, shall not be deemed to be "Affiliates" of each other. For purposes of this Agreement, Affiliates of the Stockholder shall include, without limitation, API.

            (c) "Asset Transfer" shall mean a sale, lease or other disposition of all or substantially all of the assets of the Company.

            (d) "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), including pursuant to any agreement, arrangement or understanding, whether or not in writing. Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

            (e) "Board" shall mean the Board of Directors of the Company.

            (f) "Business Day" shall mean any day except a Saturday, Sunday or other day on which the banks in the State of New York or the country of Ireland are required or authorized by law to be closed.

            (g) "Expiration Date" shall mean the earlier of (i) expiration of both of the Commercialization Agreements or (ii) the one-year anniversary of the later effective date of termination, for any reason, of the Ex-U.S. Commercialization Agreement and the U.S. Commercialization Agreement.

            (h) "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization or other entity.

      2. Standstill.

            (a) Subject to the provisions of Sections 2(b) and 2(c) below, the Stockholder agrees that, until the Expiration Date and except as contemplated by the Transaction Documents, neither the Stockholder nor any of its Affiliates (nor any Person acting on behalf of or in concert with the Stockholder or any of its Affiliates) will, directly or indirectly, without the Company's prior written consent, (i) acquire, agree to acquire, propose, seek or offer to acquire, or facilitate the acquisition or ownership of any securities or material assets of the Company or any of its subsidiaries or any Person in control of the Company, (ii) enter, agree to enter, propose, seek or offer to enter into or facilitate any merger, business combination, recapitalization, restructuring or other extraordinary transaction involving the Company or any of its subsidiaries or any


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Person in control of the Company, (iii) make, or in any way participate or engage in, any solicitation of proxies to vote, or seek to advise or influence any Person with respect to the voting of, any voting securities of the Company or its subsidiaries or any Person in control of the Company, (iv) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to any voting securities of the Company or its subsidiaries or any Person in control of the Company, (v) otherwise act, alone or in concert with others, to seek to control the management or the policies of the Company or its subsidiaries or any successor to or Person in control of the Company, (vi) disclose any intention, plan or arrangement prohibited by, or inconsistent with, the foregoing, or (vii) advise, assist or encourage or enter into any discussions, negotiations, agreements or arrangements with any other Person in connection with the foregoing. The Stockholder further agrees that during such period it will not, without the written consent of the Company, (x) request the Company or any of its representatives, directly or indirectly, to amend or waive any provision of this paragraph (including this sentence), or (y) take any action which might require the Company to make a public announcement regarding the possibility of a business combination, merger or other type of transaction described in this paragraph.

            (b) Upon the commencement by any Person of an offer regarding an Acquisition or Asset Transfer that has not been approved or endorsed by the Board at the time of commencement of such offer (an "Unapproved Offer"), the provisions of Section 2(a) above shall terminate and no longer be in effect; provided, however, that neither the Stockholder nor any of its Affiliates (nor any Person acting on behalf of or in concert with the Stockholder or any of its Affiliates) will, directly or indirectly, participate in or facilitate the Unapproved Offer, join in or in any way participate in a "group" (within the meaning of Section 13(d)(3) of the Exchange Act) that includes the third party that made the Unapproved Offer or any of such third party's Affiliates, or otherwise act, alone or in concert with others, to advise, assist or encourage, or enter into any discussions, negotiations, agreements or arrangements with any other Persons with respect to, the Unapproved Offer.

            (c) Upon the earlier of (i) public announcement by the Company of an Acquisition or an Asset Transfer (or an intent to enter into an Acquisition or an Asset Transfer) that has been approved or endorsed by the Board or (ii) the execution of any agreement or agreements in connection with an Acquisition or Asset Transfer that has been approved or endorsed by the Board, the provisions of Section 2(a) above shall terminate and no longer be in effect.

      3. Voting. Except in connection with an Acquisition or Asset Transfer by the Stockholder or any of its Affiliates, until the Expiration Date, the Stockholder and its Affiliates shall vote all securities of the Company held of record or Beneficially Owned by the Stockholder and its Affiliates in accordance with the following terms:

            (a) If the Stockholder, together with all Affiliates of the Stockholder, Beneficially Owns in the aggregate voting securities of the Company representing ten percent (10%) or more of the voting securities of the Company outstanding as of the time of calculation, then at any meeting of stockholders of the Company relating to the election or removal of directors (and with respect to any written consent of stockholders of the Company in lieu of a meeting relating to the election or


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

removal of directors), the Stockholder shall take such action (and shall cause each Affiliate of the Stockholder that Beneficially Owns voting securities of the Company to take such action) as may be required so that all voting securities of the Company held of record or Beneficially Owned by the Stockholder and its Affiliates from time to time are voted in favor of the slate of directors recommended by the Company's management. In furtherance of the agreement contained in this Section 3(a), the Stockholder shall, if requested by the Company, promptly execute and deliver to the Company an irrevocable proxy substantially in the form attached hereto as Exhibit A.

            (b) Beginning upon the date as of which the Stockholder, together with all Affiliates of the Stockholder, Beneficially Owns in the aggregate voting securities of the Company representing five percent (5%) or more, but less than ten percent (10%), of the voting securities of the Company outstanding as of the time of calculation, then at any meeting of stockholders of the Company relating to the election or removal of directors (and with respect to any written consent of stockholders of the Company in lieu of a meeting relating to the election or removal of directors), the Stockholder shall take such action (and shall cause each Affiliate of the Stockholder that Beneficially Owns voting securities of the Company to take such action) as may be required so that all voting securities of the Company held of record or Beneficially Owned by the Stockholder and its Affiliates from time to time are voted in the same proportion (for, against and abstain) as the votes cast by the other holders of voting securities of the Company. In furtherance of the agreement contained in this Section 3(b), the Stockholder shall, if requested by the Company, promptly execute and deliver to the Company an irrevocable proxy providing for the foregoing. Notwithstanding the foregoing, the provisions contained in this
Section 3(b) shall terminate, and the voting provisions contained in Section 3(a) above shall be reinstated in full, in the event that the Stockholder, together with all Affiliates of the Stockholder, subsequently Beneficially Owns in the aggregate voting securities of the Company representing ten percent (10%) or more of the voting securities of the Company outstanding as of the time of calculation.

            (c) The voting provisions contained in Sections 3(a) and 3(b) above shall terminate upon the date as of which the Stockholder, together with all Affiliates of the Stockholder, Beneficially Owns in the aggregate voting securities of the Company representing less than five percent (5%) of the voting securities of the Company outstanding as of the time of calculation; provided, however, that the provisions contained in this Section 3(c) shall terminate, and the voting provisions contained in Sections 3(a) and 3(b) above shall be reinstated in full in the event that the Stockholder, together with all Affiliates of the Stockholder, subsequently Beneficially Owns in the aggregate voting securities of the Company representing five percent (5%) or more of the voting securities of the Company outstanding as of the time of calculation.

      4. Miscellaneous.

            4.1 Governing Law; Jurisdiction. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and to be performed in the State of Delaware.

            4.2 Counterparts. This Agreement may be executed in two or more counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. This Agreement, once


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

executed by a party, may be delivered to the other parties hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

            4.3 Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            4.4 Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

            4.5 Entire Agreement; Amendments; Waiver. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Stockholder makes any representation, warranty, covenant or undertaking with respect to such matters. Any previous agreements or understandings between the parties regarding the subject matter hereof are superseded in the entirety by this Agreement. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the Stockholder. Any waiver by the Stockholder, on the one hand, or the Company, on the other hand, of a breach of any provision of this Agreement shall not operate as or be construed to be a waiver of any other breach of such provision of or any breach of any other provision of this Agreement. The failure of the Stockholder, on the one hand, or the Company, on the other hand to insist upon strict adherence to any term of this Agreement on one or more occasions shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

            4.6 Notices. Any notices required or permitted to be given under the terms of this Agreement shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed facsimile, and shall be effective five days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed facsimile, in each case addressed as set forth below. The addresses for such communications shall be:

      If to the Company:

                  Genta Incorporated
                  Two Connell Drive
                  Berkeley Heights, New Jersey 07922
                  Telephone No.: (908) 286-9800
                  Facsimile No.: (908) 464-1701
                  Attention: Chief Financial Officer


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

      With copies to:

                  Wilson Sonsini Goodrich & Rosati
                  650 Page Mill Road
                  Palo Alto, CA 94304
                  Telephone No.: (650) 493-9300
                  Facsimile No.: (650) 493-6811
                  Attention: Kenneth A. Clark, Esq.

                  Wilson Sonsini Goodrich & Rosati
                  12 East 49th Street, 30th Floor
                  New York, New York 10017
                  Telephone No.: (212) 999-5800
                  Facsimile No.: (212) 999-5899
                  Attention: Babak Yaghmaie, Esq.

      If to the Stockholder:

                  Garliston Limited
                  c/o Aventis Pharmaceuticals Inc.
                  300 Somerset Corporate Boulevard
                  Mail Code SC3-820A
                  Bridgewater, New Jersey 08807-2854
                  Telephone: (908) 243-6000
                  Facsimile: (908) 243-7083
                  Attention: General Counsel

                        and

                  AVENTIS
                  Espace Europeen de 1'Entreprise
                  16 avenue de 1'Europe
                  67300 SCHILTIGHEIM
                  FRANCE
                  Attention: Jean-Francois Fort and Lawrence Rosen

                        and


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

                  Aventis Pharmaceuticals Inc.
                  Vice President, Legal Corporate Development
                  200 Crossing Boulevard
                  Bridgewater, New Jersey 08807-0890
                  Facsimile: (908) 231-4480
                  Attention: Charles D. Dalton, Esq.

      with a copy to:

                  Morgan, Lewis & Bockius, LLP
                  502 Carnegie Center
                  Princeton, New Jersey 08540
                  Facsimile: (609) 919-6639
                  Telephone: (609) 919-6600
                  Attention: Denis Segota, Esq.

      Each party hereto may from time to time change its address or facsimile number for notices under this Section 4.6 by giving written notice to the other party of such changed address or facsimile number.

            4.7 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors, assigns, executors and administrators.

            4.8 Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by any other person.

            4.9 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.


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

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                                          STOCKHOLDER:


                                          ______________________________________


                                          By: __________________________________
                                              Name:
                                              Title:


                                          COMPANY:


                                          GARLISTON LIMITED


                                          By: __________________________________
                                              Name:
                                              Title:


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

                                                                  Execution Copy


                                    EXHIBIT A

             Irrevocable Proxy for Election or Removal of Directors

      In order to secure the performance of the duties of the undersigned pursuant to the Standstill and Voting Agreement, dated as of April 26, 2002 (the "Standstill Agreement"), by and among the undersigned and GENTA INCORPORATED (the "Company"), the undersigned, on behalf of itself and its Affiliates, hereby irrevocably appoints the Chief Financial Officer of the Company as the sole and exclusive attorney, agent and proxy, with full power of substitution and re-substitution, for the undersigned, and in the name, place and stead of the undersigned, to vote (or cause to be voted) and to exercise all voting and related rights (to the fullest extent that the undersigned is entitled to do so) with respect to all of the voting securities of the Company that now are or hereafter may be held of record or Beneficially Owned by the undersigned and its Affiliates, with respect to the matters set forth in (and in accordance with the terms of) Section 3(a) of the Standstill Agreement, at any meeting of the Company held on or after the date hereof, whether annual or special and whether or not an adjourned meeting, or if applicable, to given written consent with respect thereto. This Proxy is coupled with an interest, shall be irrevocable and binding on the undersigned and any successor in interest of the undersigned and shall not be terminated by operation of law or upon the occurrence of any event, except as set forth in Section 3 of the Standstill Agreement. This Proxy shall operate to revoke and render void any prior proxy as to the voting securities heretofore granted by the undersigned. All capitalized terms not otherwise defined herein shall have the meanings set forth in the Standstill Agreement.


      Date: ____________________________   GARLISTON LIMITED


                                           By: _________________________________
                                               Name:
                                               Title: